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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                                May 7, 1996
                -----------------------------------------------
                Date of Report (Date of earliest event reported)



                              M-Wave, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Delaware                   33-45499                36-3809819
- - ----------------------------    ----------------     ---------------------
(State or other jurisdiction      (Commission             (IRS Employer
         of incorporation)         File Number)         Identification No.)



             216 Evergreen Street, Bensenville, Illinois     60106
        --------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)



                                (708) 860-9542
                     ------------------------------------
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENT.

         On May 7, 1996, the Registrant announced a net loss of $2.1 million, or $0.70 per share, for the first quarter of 1996, compared with earnings of $917,051, or $0.30 per share a year ago.

Reference is made to the Registrant's press release dated May 7, 1996
(Exhibit 1.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibit 1. Registrant's press release dated May 7, 1996 concerning first quarter of 1996 results.










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                                   SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            M-WAVE, INC.


                                            /s/ JOSEPH A. TUREK
                                            -----------------------------------
                                            Joseph A. Turek
Dated: May 7, 1996                          Chairman, President
                                            and Chief Executive Officer





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                                 EXHIBIT INDEX


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

                                                                                        Sequentially-
    Exhibit                                                                              Numbered
       No.                                    Description                                    Page
      -----                              ---------------------                              ------
        1          Registrant's press release dated May 7, 1996
                   concerning first quarter results. . . . . . . . . . . . . . . .             5








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